                                                               Exhibit 10.58

                 PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED
               (DESIGNATED BY AN ASTERIX (*) AND WHITE SPACE)
                      AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT DATED
                          JANUARY 31, 1996; FILE NO. 0-15609



                             FIRST AMENDMENT TO
                    DEVELOPMENT AND LICENSE AGREEMENT

Effective as of December 1, 1994, Agouron Pharmaceuticals, Inc., a California corporation ("Agouron") and Japan Tobacco Inc., a Japanese corporation ("JT"), for good and valuable consideration, agree as follows:


1. Agouron and JT entered into a Development and License Agreement dated December 1, 1994 ("Agreement") and have conducted collaborative development activities pursuant to the terms of such Agreement.

2. The parties wish to amend and restate the below-noted schedules, exhibits and attachments to the Agreement to read in full as stated in the correspondingly numbered schedules, exhibits and attachments which are attached hereto and incorporated herein by reference:

                               Schedule 4
                               Exhibit 1
                               Exhibits 2A and 2B*
                               Exhibit 3
                               Attachment 1
                               Attachment 2
                               Attachment 4
                               Attachment 5
                               Attachment 6
                               Attachment 7

     _______________________
     *These two exhibits have been combined into one and renamed "Exhibit 2."

3. Except as modified by the terms contained herein, the provisions of the Agreement shall remain in full force and effect.


AGOURON PHARMACEUTICALS, INC.               JAPAN TOBACCO INC.


By     /s/ Gary E. Friedman, Esq.           By     /s/ Masamichi Nishimoto
       ------------------------                   ---------------------------
Name   Gary E. Friedman, Esq.               Name   Masamichi Nishimoto

Title  Vice President and General Counsel   Title  Executive Director


Date   10/11/95                             Date   11/10/95

                                  SCHEDULE 4
                            AGOURON PATENT RIGHTS





                               ATTACHED HERETO

                                 SCHEDULE 4
                           AGOURON PATENT RIGHTS



*

                                  EXHIBIT 1
                                     *





                               ATTACHED HERETO
                  (Three pages deleted listing schedule.)
                                     *

                                   EXHIBIT 2
                                     *






                                ATTACHED HERETO
                     (Two pages deleted listing budget.)
                                     *

                                  EXHIBIT 3
                                     *






                               ATTACHED HERETO
                 (Four pages deleted describing schedule.)
                                     *

                                  ATTACHMENT 1
                            JOINT VENTURE AGREEMENT





                                ATTACHED HERETO

                                 ATTACHMENT 1

                           JOINT VENTURE AGREEMENT


     Effective as of the 1st day of January, 1996 (the "Effective Date"), Agouron Pharmaceuticals, Inc. ("Agouron"), a California corporation with offices at 10350 North Torrey Pines Road, La Jolla, California, United States of America and Japan Tobacco Inc. ("JT"), a Japanese corporation with offices at JT Building, 2-1, Toranomon 2-chome, Minato-ku, Tokyo 105 JAPAN, associate themselves to form a Joint Venture in the form of a general partnership under the California Uniform Partnership Act and the laws of the State of California on the terms and conditions set forth below. Agouron and JT intend by this Agreement to form a Partnership to serve as licensee to implement the commercialization of the Compound and/or Products within the *.

1.   Name and Place of Business.

     The name of the Partnership is "Agouron/JT Nelfinavir Non-Exclusive Territories Joint Venture," a California general partnership (the
"Partnership"), and its principal place of business is 10350 North Torrey Pines Road, La Jolla, California 92037, or such other place or places as the Partners may hereafter determine.

2.   Definitions.

     Words and terms having their initial letters capitalized in this Partnership Agreement shall (unless otherwise expressly provided herein or unless the context otherwise requires) have the respective meanings set forth in Exhibit A.

3.   Business and Purpose of Partnership.

     The purpose (character of business) of the Partnership is to conduct any and all business that may be legally conducted by a California general partnership, including the exclusive right (with right of sublicense) to use, offer for sale, sell and import in or into *










4.   Term.

     The term of the Partnership shall begin on the Effective Date and shall continue, unless earlier terminated in accordance with the provisions of this Partnership Agreement, until the later to occur of *


                         In no event shall the Term extend beyond December
31, 2030.

5.   Capital Contributions.

     5.01 Agouron Contribution. Agouron shall contribute the sum of One Dollar ($1.00) (and the property described in Exhibit B hereto). The Agouron Capital Account shall be credited with an amount to be mutually determined (and valued) at a later date; such amount to represent the fair market value of the property and cash contributed.

     5.02 JT Contribution. JT shall contribute the sum of One Dollar ($1.00) (and the property described in Exhibit C hereto). The JT Capital
Account shall be credited with an amount to be mutually determined (and valued) at a later date; such amount to represent the fair market value of the property and cash contributed.

     5.03 Return of Capital Contributions. Except as provided in this Partnership Agreement, no Partner shall have priority over any other Partner, either as to the return of contributions of capital or as to allocations or Distributions. Other than upon the termination and dissolution of the Partnership as provided in this Partnership Agreement, there has been no time agreed upon when the contribution of each Partner is to be returned. No Partner shall be entitled to receive any interest on its contributions to the capital of the Partnership.

6.   Compensation to Partners and Affiliates.

     Except as otherwise agreed to by the Partners, no Partner or Affiliate of a Partner shall receive compensation for services rendered on behalf of the Partnership. The Partners agree that *


7.   Partnership Expenses and Distributions.

     7.01 Partner Expenses. Each partner shall, at its own expense and at no expense to the Partnership, pay all expenses which are unrelated to the business of the Partnership.

     7.02 Partnership Expenses. The Partnership shall pay or reimburse any Partner for all expenses of the Partnership, provided such expenses are necessary for and appropriate to the business of the Partnership.

     7.03 Distributions. Subject to the provisions of paragraph 5.04 of the Development Agreement, distributions shall be made *
to Agouron and *                    to JT.

8.   Management.

     8.01 General. The overall business of the Partnership shall be managed by *

                          shall implement the provisions of this Agreement
and shall conduct meetings at regular intervals, *
 Meetings may be conducted in person or by conference telephone, provided that any decision made during a telephone conference meeting is evidenced
by a conformed writing *                                          Minutes
 shall be maintained, *            reflecting actions taken at the meetings.

     8.02     *



























     8.03     *




     8.04     *





     8.05     *









9.   Assignment.

     9.01     *



     9.02 Effect of Prohibited Assignment. Any attempted assignment, sale, transfer, exchange or other transfer in contravention of any of the provisions of this Agreement shall be void and ineffective, and shall not bind or be recognized by the Partnership.

10.  Books, Records, Accountings and Reports.

     10.01 Maintenance and Inspection. The Partnership's books and records, the Agreement and all amendments thereto, and any separate certificates of Partnership shall be maintained at the principal office of the Partnership or such other place as the Partners may determine, and shall be open to the inspection, examination or copying by Partners or their duly authorized representatives at all reasonable times.

     10.02 Financial Statements. At least once each year, Agouron shall cause the preparation of financial statements (balance sheet, statement of income or loss, and statement of change in financial position) at Partnership expense. Copies of the financial statements shall be distributed to each Partner within ninety (90) days after the close of each taxable year of the Partnership.

     10.03 Tax Matters. Agouron shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate authorities at Partnership expense. The Partnership Agreement was drafted with the intent of not adversely affecting the tax liabilities of the Partners. If the form of the Agreement as currently drafted adversely affects the tax liabilities of the Partners, the Partners will attempt to restructure their business arrangements to minimize the tax effects.

11. Rights, Authority, Powers, Responsibilities and Duties of the Partners.

    11.01 Powers of Partners. Each Partner shall each have a fiduciary responsibility to the other Partner. The Partners shall have such authority, rights and powers as are conferred by law and required or appropriate to the management of the Partnership business.

    11.02 Partnership Decisions. Except as is otherwise specifically set forth hereafter,
*


                                             The Partnership may, with the
unanimous written consent of both Partners, enter into separate contracts and agreements with either Partner.

    11.03 Tax Matters Partner. Agouron shall act as the "tax matters partner" as defined in United States Internal Revenue Code Section 6231(a)(7). As the "tax matters partner," Agouron shall have the right to represent the Partnership in discussions with the Internal Revenue Service regarding the tax treatment of items of Partnership income, loss, deductions or credits, or any other matter reflected on the Partnership's information returns, and to agree to final Partnership administrative adjustments or file a petition in the appropriate judicial forum for a readjustment of the items in question.

    11.04     *




12. Withdrawal Rights; Development Agreement.

     *
                                      Any withdrawal in contravention of
the terms of this Agreement shall not dissolve the Partnership. Notwithstanding any terms herein to the contrary, this Agreement is to be construed and interpreted in a manner consistent with the terms and intent of the Development Agreement. In the event of any conflict between this Agreement and the Development Agreement, the Development Agreement shall control.

13. Certain Transactions, Dispute Resolution, Disclosure and Government Regulation.

    13.01 Certain Transactions. A Partner or any Affiliate thereof, or any shareholder, officer, director, employee or any person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of every nature and description, independently or with others. No Partner shall have any interest in any other business or venture of the other Partner or its Affiliates solely by reason of this Agreement.

    13.02 Dispute Resolution;. In the event of any controversy or claim arising out of or relating to any provision of this Agreement, the Partners shall try to settle their differences amicably between themselves. Any unresolved disputes arising between the Partners relating to, arising out of, or in any way connected with this Agreement or any term or condition hereof, or the performance by either Partner of its obligations hereunder, whether before or after termination of this Agreement, except as otherwise provided in this Agreement, shall be finally resolved by binding arbitration. Whenever a Partner shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Partner. The Partner giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice. If JT is the Partner initiating the arbitration, the arbitration shall be held in San Diego, California, according to the rules of the American Arbitration Association ("AAA"). If Agouron is the Partner initiating the arbitration, the arbitration shall be held in Tokyo, Japan, according to the rules of the Japan Commercial Arbitration Association
 ("JCAA"). The arbitration shall be conducted by a single arbitrator mutually chosen by the Partners. If the Partners can not agree upon a single arbitrator within fifteen (15) days after the institution of the arbitration proceeding, then the arbitration will be conducted by a panel of three arbitrators appointed in accordance with applicable AAA or JCAA rules; provided, however, that each Partner shall, within thirty (30) days after the institution of the arbitration proceedings, appoint one arbitrator with the third arbitrator being chosen by the other two arbitrators. If only one Partner appoints an arbitrator, then such arbitrator shall be entitled to act as the sole arbitrator to resolve the controversy. Any arbitration hereunder shall be conducted in the English language to the maximum extent possible. All arbitrator(s) eligible to conduct the arbitration must agree to render their opinion(s) within thirty
 (30) days of the final arbitration hearing. The arbitrator(s) shall have the authority to grant injunctive relief and specific performance and to allocate between the Partners the costs of arbitration in such equitable manner as he determines; provided, however, that each Partner shall bear its own costs and attorneys and witness' fees. Notwithstanding the terms of this Paragraph 13.02, a Partner shall also have the right to obtain prior to the arbitrator(s) rendering the arbitration decision, provisional remedies including injunctive relief or specific performance from a court having jurisdiction thereof. The arbitrator(s) will, upon the request of either Partner, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Partners. Decisions of the arbitrator(s) shall be final and binding on all of the Partners. Judgment on the award so rendered may be entered in any court having jurisdiction thereof.

  13.03 Disclosure of Agreement. Except as agreed to by the Partners, neither Agouron nor JT shall release any information to any third party with respect to any of the terms of this Agreement without the prior written consent of the other, which consent shall not unreasonably be withheld. This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials and discussions with the media. If a Partner determines that it is required by law to release information to any third party regarding the terms of this Agreement, it shall notify the other Partner of this fact prior to releasing the information. The notice to the other Partner shall include the text of the information proposed for release. The other Partner shall have the right to confer with the notifying Partner regarding the necessity for the disclosure and the text of the information proposed for release. Notwithstanding the preceding, JT and Agouron shall have the right to disclose the terms of this Agreement to persons it proposes to enter into business relationships with, if such persons are subject to confidentiality and use obligations equivalent to those applicable to the disclosing Partner hereunder.

  13.04 Government Approvals. The Partners will obtain any government approval(s) required to enable this Agreement to become effective, including but not limited to the requirements for filing a fictitious business name in each county in which the Partnership transacts business pursuant to applicable law, or to enable any payment hereunder to be made, or any other obligation hereunder to be observed or performed. Each Partner will keep the other informed of progress in obtaining any such government approval and will cooperate with the other Partner in any such efforts.

     13.05 Export Controls. The Partners agree to abide by the United States laws and regulations governing exports and re-exports *

                                                          The Partners
acknowledge that any performance under this Agreement is subject to any restrictions which may be imposed by the United States laws and regulations governing exports and re-exports. Each Partner agrees to provide the other Partner with any assistance, including written assurances, which may be required by a competent governmental authority and by applicable laws and regulations as a precondition for any disclosure of technology or software by the other Partner under the terms of this Agreement. The obligations of this Paragraph 13.05 shall survive termination or expiration of this Agreement.

14. Termination and Dissolution of the Partnership.

    14.01 Court Directed Winding Up. Upon a petition executed by a Partner or Partners, a court of competent jurisdiction may enter a decree ordering the winding up of the Partnership if: (a) it is not reasonably practicable to carry on the business in conformity with the Agreement; (b) a Partner has been guilty of, or has knowingly countenanced persistent and pervasive fraud or abuse of authority, or persistent unfairness toward any Partner, or the Partnership Property is being misapplied or wasted by such Partner; or (c) dissolution is reasonably necessary for the protection of rights or interests of any Partner who petitions under this Paragraph. Any decree entered pursuant to this Paragraph shall designate the Partner or Partners who are to wind up the affairs of the Partnership.

    14.02 Events Causing Dissolution. The Partnership shall be wound up and dissolved upon the earlier to occur of: (a) the sufferance of an Event of Insolvency by a Partner, unless within one hundred twenty (120) days thereafter the remaining Partner elects to continue the business of the Partnership; (b) the entry of a decree of judicial dissolution; (c) the written decision of both Partners to wind up and dissolve the Partnership; or (d) the expiration of the term of the Partnership.

    14.03 Winding Up. Upon a winding up and dissolution of the Partnership for any reason, the Partners shall take full account of the Partnership assets and liabilities. To the extent funds are required to pay unsecured creditors of the Partnership, the Partners shall liquidate such assets as are necessary as promptly as is consistent with obtaining the fair market value thereof. In addition, the Partners shall determine whether all the Partnership Property should be sold, or whether a portion of the Partnership Property should be distributed in kind to the Partners. Thereafter, the Partners shall apply the proceeds from any liquidation sale and distribute the remaining Partnership Property (if any): (a) first, to the payment of creditors of the Partnership, but excluding secured creditors whose obligations will be assumed or otherwise transferred on the liquidation of Partnership assets; (b) second, to the repayment of any outstanding loans made by Partners to the Partnership; and (c) third, to the Partners as provided in Paragraph 7.03 of this Agreement.

15.  Miscellaneous.

     15.01 Counterparts. This Partnership Agreement may be executed in several counterparts. All executed counterparts shall constitute one Partnership Agreement.

     15.02 No Waiver. Any failure by either Partner to enforce any right which it may have hereunder in any instance shall not be deemed to waive any right which it or the other Partner may have in any other instance with respect to any provision of this Agreement, including any provision which such Partner has failed to enforce.

     15.03 Severability; Ambiguities. In the event that any provision of this Agreement is judicially determined to be unenforceable, in part or whole, the remaining provisions or portions thereof of this Agreement shall be valid and binding to the fullest extent possible, and the Partners shall endeavor to negotiate additional terms, as feasible, in a timely manner so as to fully effectuate the original intent of the Partners, to the extent possible. Ambiguities, if any, in this Agreement shall not be construed against any Partner, irrespective of which Partner may be deemed to have authored the ambiguous provision.

     15.04 Government Acts. In the event that any act, regulation, directive, or law of a government within any country *
, including its departments, agencies or courts, should make impossible or prohibit, restrain, modify or limit any material act or obligation of either Partner under this Agreement, the Partner, if any, not so affected shall have the right, at its option, to suspend or terminate this Agreement
as to such country *                                 or to make such
modifications therein as may be necessary.

     15.05 Notification of Authorities. After execution of this Agreement, to the extent required by law, Agouron, after consultation with JT, shall notify the appropriate United States and foreign authorities about the terms of this Agreement and JT, after consultation with Agouron, shall notify the appropriate Japanese authorities about the terms of this Agreement. The Partners shall keep each other fully advised of the status and progress of the notification procedures.

     15.06 Captions; Number; Official Language. The captions of the Articles and Paragraphs of this Agreement are for general information and reference only and this Agreement shall not be construed by reference to such captions. Where applicable in this Agreement, the singular includes the plural and vice versa. English shall be the official language of this Agreement and any license agreement provided for hereunder and all communications between the Partners hereto shall be conducted in that language.

     15.07 Force Majeure. Neither Partner shall be responsible to the other Partner for any failure or delay in performing any of its obligations under this Agreement if such failure or delay is caused by any act of God, earthquake, fire, casualty, flood, war, any act, exercise, assertion or requirement of governmental authority, epidemic, riot, insurrection, or other cause beyond the reasonable control of the Partner affected, if the Partner affected shall have used its best efforts to avoid such occurrence. If either Partner believes that the performance of any of its obligations under this Agreement will be delayed as a result of any of the reasons stated in this Paragraph 15.07, such Partner shall promptly notify the other Partner of such delay and the cause therefor and shall provide such other Partner with its estimate of when the performance of its obligations will recommence.

     15.08 Amendment. This Agreement, including the exhibits, constitutes the full agreement of the Partners with respect to the subject matter of this Agreement, and incorporates any prior discussions between them with respect to such subject matter. This Agreement, including the attachments hereto, shall not be amended, supplemented or otherwise modified except by an instrument in writing signed by a duly authorized officer of both Partners.

     15.09 Applicable Law. This Agreement shall be construed, and the rights of the Partners shall be determined, in accordance with the laws of the State of California, and the United States without regard to its conflict of law provisions.

     15.10 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given in person, delivered by recognized overnight delivery service, sent by mail (certified or registered or air mail for addresses outside of the continental U.S.) or by telefax (or other similar means of electronic communication), whose receipt is confirmed by confirming telefax, and addressed, in the case of Agouron, to the President and, in the case of JT, to the President at the addresses shown at the beginning of this Agreement, or such other person and/or address as may have been furnished in writing to the notifying Partner in accordance with the provisions of this Paragraph 15.10. Except as otherwise provided herein, any notice shall be deemed delivered upon the earlier of (i) actual receipt, (ii) two (2) business days after delivery to such overnight express service, (iii) five (5) business days after deposited in the mail, or (iv) the date of receipt of the confirming telefax.

     15.11 Succession. This Agreement shall be binding upon all successors in interest, assigns, trustees and other legal representatives of the Partners.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement of Partnership to be effective as of the Effective Date.


AGOURON PHARMACEUTICALS, INC.



By:        ----------------------------------
     Name: ----------------------------------
     Its:  ----------------------------------


JAPAN TOBACCO INC.



By:        ----------------------------------
     Name: ----------------------------------
     Its:  ----------------------------------

                                    Exhibit A

                                   DEFINITIONS

     "Affiliate" shall have the meaning defined in the Development Agreement, which definition is incorporated herein by reference.

     "Agouron Patent Rights" shall have the meaning defined in the Development Agreement, which definition is incorporated herein by reference.

     "Agreement" or "Partnership Agreement" shall mean this Agreement of Partnership, together with all amendments, attached exhibits, or other documents which may be incorporated herein by reference.

     "Compound and/or Products" shall have the meaning defined in the Development Agreement, which definition is incorporated herein by reference.

     "Development Agreement" shall mean that certain Development and License Agreement Between Japan Tobacco Inc. and Agouron Pharmaceuticals, Inc. dated December 1, 1994.

     "Development Program" shall have the meaning defined in the Development Agreement, which definition is incorporated herein by reference.

     "Development Program Patent Rights" shall have the meaning defined in the Development Agreement, which definition is incorporated herein by reference.

     "Distributions" shall refer to any cash or other property distributed to Partners arising from their interests in the Partnership, but shall not include any payments to a Partner or its Affiliates as compensation for services.

     "Event of Insolvency" shall mean when a Partner: (a) petitions for, obtains or becomes subject to an order for relief under the federal bankruptcy laws; or other similar order, judgment or decree of insolvency under applicable law; (b) makes an assignment for the benefit of creditors; or (c) seeks, consents to or suffers the appointment of a receiver or trustee to any substantial part of its assets that is not vacated within one hundred fifty (150) days; an attachment or execution on any substantial part of its assets that is not released within one hundred fifty (150) days; or a charging order against its interest in the Partnership that is not released or satisfied within one hundred fifty (150) days.

     *












     "Partners" shall refer to Japan Tobacco Inc. and Agouron
Pharmaceuticals, Inc. Reference to a "Partner" shall refer to either or both of them as the context shall require.

     "Partnership" shall refer to the partnership created under this Partnership Agreement.

     "Property" or "Partnership Property" shall refer to the assets of the Partnership, as the same may be acquired, owned, modified, operated, financed or refinanced, or otherwise dealt with or disposed of by the Partnership. "Property" or "Partnership Property" shall also refer to any other real or personal property of whatever nature acquired by or contributed to the Partnership during the term of the Partnership.

     "Registration" means the official approval by the government or health
authority in each country *                                which is required
for a Product to be offered for sale in the country concerned, including such authorizations as may be required for the production, importation, pricing and sale of such Product.

     *

                                     Exhibit B

                        DESCRIPTION OF PROPERTY AND ASSETS
                             CONTRIBUTED BY AGOURON











                                        *

                                     Exhibit C

                      DESCRIPTION OF PROPERTY AND ASSETS
                              CONTRIBUTED BY JT











                                        *

                                 ATTACHMENT 2
                              TRADEMARK LICENSE




                                        *

                                 ATTACHMENT 4
                        ACCOUNTING TERMS/DEFINITIONS




                                        *

                                 ATTACHMENT 5

                 DEVELOPMENT COSTS AND REIMBURSEMENT PROCEDURES




                                ATTACHED HERETO

                                ATTACHMENT 5

               DEVELOPMENT COSTS AND REIMBURSEMENT PROCEDURES
                                       *


The purpose of this document is to define development costs and to describe/define a methodology to reimburse such costs.

                               Development Costs

Development Costs ("DC") shall consist of *

                            Budgeting and Reporting

*
























                                  Reimbursement

*

                                                                  SCHEDULE 1

*

                                                                  SCHEDULE 2

*

                                                                  SCHEDULE 3

*

                                    ATTACHMENT 6
                 PREMARKETING EXPENSES AND REIMBURSEMENT PROCEDURES



                                        *

                                    ATTACHMENT 7
                     RESEARCH PROGRAM FOUR TERMS AND CONDITIONS



                                        *